Supplement Dated October 2, 2017

To the

Prospectus Dated May 1, 2017

and the

Statement of Additional Information Dated May 1, 2017

For the

Scudder DestinationsSM Annuity

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

1.	Effective October 1, 2017, Deutsche Global Growth VIP changed its name to Deutsche International Growth VIP.

As a result of this Portfolio name change, all references to “Deutsche Global Growth VIP” are deleted from your Prospectus and Statement of Additional Information and replaced with references to “Deutsche International Growth VIP (formerly Deutsche Global Growth VIP)”.

We have made a corresponding change in the name of the Subaccount that invests in the foregoing Portfolio.

* * * * * * * *

2.	The entry for “Deutsche Global Growth VIP” in the table of Annual Fund Operating Expenses and the corresponding footnote, appearing on pages 12 and 13 of your Prospectus, are hereby deleted and replaced in their entirety with the following entry:

“Deutsche International Growth VIP (formerly Deutsche Global Growth VIP)[12]	0.62%	N/A	0.74%	N/A	1.36%	0.55%	0.81%

12 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2017. Through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.81% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.”

* * * * * * * *

3.	Effective October 1, 2017, the entry for “Deutsche Global Small Cap VIP” in the table of Annual Fund Operating Expenses and the corresponding footnote, appearing on pages 12 and 13 of your Prospectus, are hereby deleted and replaced in their entirety with the following entry:

“Deutsche Global Small Cap VIP[6]	0.80%	N/A	0.28%	N/A	1.08%	0.30%	0.78%

6 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2017. Through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.78% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.”

* * * * * * * *

4.	Effective October 2, 2017, Deutsche Unconstrained Income VIP changed its name to Deutsche Multisector Income VIP.

As a result of this Portfolio name change, all references to “Deutsche Unconstrained Income VIP” are deleted from your Prospectus and Statement of Additional Information and replaced with references to “Deutsche Multisector Income VIP (formerly Deutsche Unconstrained Income VIP)”.

We have made a corresponding change in the name of the Subaccount that invests in the foregoing Portfolio.

* * * * * * * *

If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free) or write at PO Box 19097, Greenville, SC 20602-9097.

2